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                                                                   Exhibit 10.14

                             UNCONDITIONAL GUARANTY


     THIS UNCONDITIONAL GUARANTY (the "Guaranty") is made as of the 31st day of March, 1995, by PROSOURCE, INC., a Delaware corporation (the "Guarantor"), in favor of NATIONSBANK OF GEORGIA, N.A. ("NationsBank"), a national banking association with its principal office located in Atlanta, Georgia (the "Administrative Agent"), in its capacity as agent for the financial institutions (the "Lenders") party from time to time to the Loan and Security Agreement of even date herewith (the same as it may be amended, modified, supplemented, extended or refinanced from time to time, being the "Loan Agreement"), by and between ProSource Services Corporation, a Delaware corporation, BroMar Services, Inc., a Delaware corporation, ProSource Distribution Services Limited, an Ontario corporation (the "Borrowers"), NationsBank, The First National Bank of Boston and Shawmut Capital Corporation (the "Co-Agents"), the Lenders and the Administrative Agent, and in favor of the Lenders.


                             PRELIMINARY STATEMENT

     Pursuant to the Loan Agreement, the Lenders have made or have agreed to make certain financial accommodations to the Borrowers in the form of revolving credit loans under a $210,000,000 revolving credit facility, term loans under two $15,000,000 term loan facilities and in the form of the issuance of letters of credit from time to time for the Borrowers' account, on the terms and conditions and as more particularly set forth in the Loan Agreement. The Guarantor is the sole shareholder, directly or indirectly of each Borrower and, as such, benefits from the financial accommodations of the Lenders to the Borrowers. The Lenders and the Administrative Agent have required as a condition to entering into the Loan Agreement and extending the credit and financial accommodations described therein that the Guarantor enter into this Guaranty. All capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Loan Agreement.







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                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, for and in consideration of the premises, the Lenders' extension of the credit and financial accommodations described above, and in order to induce the Lenders to extend such credit and make such financial accommodations, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees in favor of the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, as follows:


     Section 1. Guaranty.

     (a) In consideration of the execution and delivery by the Lenders and the Administrative Agent of the Loan Agreement and the making of the Revolving Credit Loans and Term Loans to the Borrowers by the Lenders thereunder, and the issuance from time to time thereunder of Letters of Credit for the account of one or more Borrowers, the Guarantor, as primary obligor and not as surety merely, hereby guarantees absolutely and unconditionally to the Administrative Agent and the Lenders the due and punctual payment, when and as due (whether upon demand, at maturity, by reason of acceleration or otherwise), of the following (collectively the "Guaranteed Obligations"):

          (i) the principal of and interest and premium, if any, on the Loans;
     and

          (ii) the other Secured Obligations.

     (b) The Guarantor agrees to pay all reasonable expenses (including, but not limited to, reasonable legal fees and disbursements) which may be incurred by the Administrative Agent or the Lenders in enforcing their rights under this Guaranty.

     (c) This Guaranty shall be a continuing guaranty of any and all notes given as evidence of or in extension or renewal of any Guaranteed Obligation. The Guarantor understands, agrees and confirms that this is a guaranty of payment when due and not of collection only and that demand for payment may be made

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hereunder on any number of occasions and no single demand shall exhaust the rights of the Administrative Agent or the Lenders hereunder.

     Section 2. Payment by Guarantor. If the Borrowers shall fail to pay, when due and payable, any Guaranteed Obligation, the Guarantor shall immediately make such payment to the Administrative Agent on demand. If any Guaranteed Obligation would be subject to acceleration, but such acceleration is enjoined or stayed, the Guarantor will, to the extent permitted by law, purchase such portion of the Guaranteed Obligations as shall equal the outstanding principal amount thereof, plus such accrued interest and other amounts as would have been payable had such Guaranteed Obligation been paid or prepaid at the time of such purchase. All payments by the Guarantor under this Guaranty shall be made without any setoff, counterclaim or deduction whatsoever, and in the same currency and funds as are required to be paid by the Borrowers.

     Section 3. Representations and Warranties. The Guarantor represents and warrants to the Administrative Agent and the Lenders as follows:

     (a) Organization; Authority. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to execute, deliver and perform this Guaranty. The execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action on the part of the Guarantor.

     (b) Enforceability of Guaranty. This Guaranty has been duly executed and delivered by a duly authorized officer of the Guarantor and is a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms.

     (c) Compliance of Guaranty With Laws, Etc. The execution, delivery and performance of this Guaranty in accordance with its terms and the guaranty of the Guaranteed Obligations hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

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          (i)  require any Governmental Approval or violate any Applicable Law relating to the Guarantor, the violation of which reasonably could be expected to have a Materially Adverse Effect on the Guarantor,

          (ii) conflict with, result in a breach of or constitute a default under the Guarantor's certificate of incorporation or bylaws,

          (iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Guarantor is a party or by which it or any of its properties may be bound or any Governmental Approval, if the effect thereof, singly or in the aggregate, reasonably could be expected to have a Materially Adverse Effect on the Guarantor, or

          (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Guarantor other than the security interests granted under the Pledge Agreement.

     (d) Ownership of Borrowers. The Guarantor is the owner of, and has good, marketable and legal title to, all of the issued and outstanding shares of the capital stock of ProSource, which in turn has good, marketable and legal title to, all of the issued and outstanding shares of each of the other Borrowers and the Guarantor accordingly has an economic interest in the transactions contemplated by the Loan Agreement and hereby confirms to the Administrative Agent and the Lenders the benefits to it by reason of such transactions.

     Section 4. Waiver. The Guarantor, to the fullest extent permitted by Applicable Law, waives without any requirement of notice to or further assent by the Guarantor

     (a) diligence, presentment, demand, protest and notice of any kind whatsoever,

     (b) any requirement that the Administrative Agent or any Lender exhaust any right or take any action against the




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Borrowers, other person or any of the collateral for the Guaranteed
Obligations,

     (c) the benefit of all principles or provisions of Applicable Law which are or might be in conflict with the terms of this Guaranty, including, without limitation, Section 10-7-24 of the Official Code of Georgia Annotated,

     (d) notice of acceptance hereof,

     (e) notice of a default or event of default under the Loan Agreement or the other Loan Documents,

     (f) notice of any and all favorable and unfavorable information, financial or otherwise, about any Borrower or any other Person, heretofore, now or hereafter learned or acquired by the Administrative Agent or any Lender,

     (g) all other notice to which the Guarantor or any Borrower might otherwise be entitled,

     (h) all defenses, set-offs and counterclaims (other than compulsory counterclaims) of any kind whatsoever (but not the right to bring an independent action),

     (i) notice of the existence or creation of any Guaranteed Obligation,

     (j) notice of any alteration, amendment, increase, extension or exchange of any of the Guaranteed Obligations,

     (k) notice of any amendments, modifications or supplements to the Loan Agreement, the Notes or to any other Loan Document,

     (l) all diligence in collection or protection of or realization upon the collateral or any of the Guaranteed Obligations, and

     (m) the right to require the Administrative Agent or any Lender to proceed against any Borrower.



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     Section 5. Consent.  The Guarantor, to the fullest extent permitted by
Applicable Law, consents without the requirement of any notice to or further assent by the Guarantor that

     (a) the time of payment of any Guaranteed Obligation may be extended,

     (b) any provision of the Loan Agreement or any other Loan Document may be amended, waived or modified,

     (c) any Borrower or other guarantor or obligor in respect of the Guaranteed Obligations may be released from its obligations or other obligors or guarantors substituted therefor or added,

     (d) any property now or hereafter securing the Guaranteed Obligations may be released, exchanged, substituted, compromised or subordinated in whole or in part or any security may be added, and

     (e) the Administrative Agent or any Lender may proceed against such Guarantor without proceeding against the Borrowers, or any of them,

and the Guarantor will remain bound under this Guaranty notwithstanding such changes, extensions, exchanges, substitutions, releases, compromises, subordinations, amendments, waivers or modifications or any other circumstances, whether or not referred to above, which might otherwise constitute a legal or equitable discharge of a guaranty.

     Section 6. Absolute Obligation. To the extent permitted by Applicable Law, the obligations of the Guarantor hereunder are irrespective of and shall not be dependent upon or affected by

     (a) the validity, legality, regularity or enforceability of the Loan Agreement or any other Loan Document or any of the obligations in respect thereof or any collateral therefor or guaranty thereof,



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     (b) the existence, value or condition of any of the assets of any Borrower or any collateral for the Guaranteed Obligations,

     (c) the validity, perfection or priority of any Lien on the collateral for the Guaranteed Obligations,

     (d) any action or failure to take action by the Administrative Agent or any Lender under, or with respect to, any of the Loan Documents,

     (e) any right of offset with respect to obligations under the Loan Documents at any time or from time to time held by the Administrative Agent or any Lender and without regard to any defense, setoff or counterclaim which may at any time be available to or be asserted by the Guarantor or the Borrowers against the Administrative Agent or any Lender,

     (f) any other dealings among the Administrative Agent, any Lender, the Guarantor or any Borrower,

     (g) any present or future law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any obligations of the Borrowers, or

     (h) any other circumstances whatsoever (with or without notice to or knowledge of the Guarantor or any Borrower) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Guarantor or the Borrowers (or any of them) for any Guaranteed Obligations or other obligations of the Borrowers (or any of them) under any Loan Documents, in bankruptcy or in any other instance.

     Section 7. Recovery of Payments. In the event that any or all of the Guaranteed Obligations are or were paid by the Borrowers or are or were paid or reduced by application of the proceeds of any collateral for the Guaranteed Obligations, and all or any part of such payment is recovered from the Administrative Agent or any Lender under any applicable bankruptcy or insolvency law or otherwise, the liability of the Guarantor under this Guaranty shall continue or be reinstated, as



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the case may be, and remain in full force and effect to the extent permitted by law.

     Section 8. Waiver of Claims. The Guarantor will not exercise any rights that it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all Guaranteed Obligations have been paid in full. If any amount shall be paid to the Guarantor contrary to the foregoing provisions, on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent and the Lenders and shall forthwith be paid to the Administrative Agent to be applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     Section 9. Binding Nature of Certain Adjudications. Upon written notice of the institution by the Administrative Agent or any Lender of any action or proceeding, legal or otherwise, for the adjudication of any controversy with any Borrower, the Guarantor will be conclusively bound by the adjudication in any such action or proceedings and by a judgment, award or decree entered therein to the extent that the same determines liability or responsibility for an amount measured or that could be measured in money. The Guarantor waives the right to assert in any action or proceeding brought by the Administrative Agent or any Lender, upon any Loan Document, any offsets or counterclaims which the Guarantor may have with respect thereto (other than the defense of payment).

     Section 10. Validity and Enforceability of Guaranty. The Guarantor will take all actions reasonably requested by the Administrative Agent or any Lender required so that the guaranty contained herein will at all times be a binding obligation of the Guarantor enforceable in accordance with its terms.

     Section 11. Litigation. EACH OF THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, THE ADMINISTRATIVE AGENT FOR ITSELF AND THE LENDERS HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY LENDER ARISING OUT




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OF THIS GUARANTY OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN
THE GUARANTOR AND THE ADMINISTRATIVE AGENT OR ANY LENDER OF ANY KIND OR NATURE. THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, THE ADMINISTRATIVE AGENT FOR ITSELF AND THE LENDERS HEREBY AGREE THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE ADMINISTRATIVE AGENT OR ANY LENDER, ANY COURT IN WHICH THE ADMINISTRATIVE AGENT OR SUCH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE GUARANTOR AND THE ADMINISTRATIVE AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. THE GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE GUARANTOR AT THE ADDRESS OF THE GUARANTOR SET FORTH IN SECTION 15. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS GUARANTY TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

     Section 12. Titles and Captions. Titles and captions of Sections and subsections in this Guaranty are for convenience only, and neither limit nor amplify the provisions of this Guaranty.

     Section 13. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 14. Governing Law. This Guaranty shall be construed in accordance with and governed by the laws of the State of Georgia, except that the provisions of SECTION 11 shall




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be construed in accordance with the internal laws of the forum state.

     Section 15. Notices. All notices and the communications hereunder shall be in writing or by telephone, subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by certified or registered mail, postage pre-paid, or by overnight courier, telex or facsimile transmission and shall be deemed received when actually received or, if earlier, in the case of personal delivery, when delivered, in the case of mailing, when receipted for, in the case of overnight delivery, on the next Business Day after the day of delivery to (and acceptance for delivery to be initiated on such day by) the courier, and in the case of telex and facsimile transmission, upon transmittal during business hours in the place of receipt or if after business hours, at the opening of business on the next Business Day, provided that in the case of notices to the Administrative Agent, notice shall be deemed to have been given only when such notice is actually received by the Administrative Agent. A telephonic notice to the Administrative Agent, as understood by the Administrative Agent, will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

     Notices to any party shall be sent to it at the following addresses, or any other address of which all the other parties are notified in writing

        If to the Guarantor:              ProSource, Inc.
                                          550 Biltmore Way, 10th Floor
                                          Coral Gables, Florida  33134
                                          Attn:  David R. Parker
                                          Facsimile No.: (305) 529-2573

        with a copy to:                   Kaye, Scholer, Fierman, Hays & Handler
                                          425 Park Avenue
                                          New York, New York  10022
                                          Attention: Joel I. Greenberg, Esq.
                                          Facsimile No.: (212) 836-7152

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        If to the
        Administrative Agent:             NationsBank of Georgia, N.A.
                                          Business Credit Division
                                          600 Peachtree Street
                                          13 Plaza
                                          Atlanta, Georgia  30308
                                          Attn: John W. Getz
                                          Facsimile No.: 404-607-6437


        If to a Lender:                   At the address of such Lender set
                                          forth on the signature pages of the
                                          Loan Agreement or in the Register,
                                          as the case may be.

     Section 16. Miscellaneous.

     (a) This Guaranty and the other agreements contemplated by this Guaranty supersede all prior negotiations, agreements and understandings, and constitute the entire agreement between the parties with respect to the subject matter thereof.

     (b) All the provisions of this Guaranty shall be binding upon the Guarantor and its successors and assigns, and the Administrative Agent and the Lenders may assign or transfer any of their respective rights under this Guaranty, provided that any such assignment or transfer shall be made only in connection with an assignment of all or a portion of the Loans and the Commitments that is permitted under the Loan Agreement.

     (c) Any term, covenant, agreement or condition of this Guaranty may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by an authorized officer of the Administrative Agent and, in the case of any amendment, also by the Guarantor. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the instance and for the specific purpose for which given and no waiver of any condition, or of the breach of any term, provision, warranty, representation, agreement or covenant contained in this Guaranty, whether by conduct or otherwise, in any one or more instances shall be deemed or construed as a

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further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, warranty, representation, agreement or covenant contained in this Guaranty.

     (d) The failure of the Administrative Agent or any Lender at any time or times to require performance of any provisions of this Guaranty shall in no manner affect the right to enforce the same.

     (e) Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular, and the gender of any pronoun shall include the other genders.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above mentioned.


                                    PROSOURCE, INC.


     [CORPORATE SEAL]

                                    By: /s/ D.R. Parker
                                        --------------------------
                                    Name:
                                          ------------------------
                                    Title:
                                           -----------------------

     Attest:


     By: /s/ Paul A. Garcia de Quevedo
         -----------------------------
     Name:
           ---------------------------
     Title:
            --------------------------

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